UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2003 Date of Report (Date of earliest event reported)

ROYAL GOLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5664	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132
(Address of principal executive offices)		(Zip Code)

303-573-1660 (Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Number	Description

99.1	Press release dated May 8, 2003, "Royal Gold Reports Record Royalty Revenues; Production Increases at the Pipeline Mining Complex."

Item 9.	Regulation FD Disclosure

On May 8, 2003, Royal Gold, Inc. announced its quarterly results for the third quarter of fiscal year 2003. The information contained in the press release dated May 8, 2003, regarding the Company's third quarter results is incorporated herein by reference and is filed as exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

By:	/s/ Karen Gross
Name:	Karen Gross
Title:	Vice President & Corporate Secretary

Dated: May 8, 2003
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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated May 8, 2003, "Royal Gold Reports Record Royalty Revenues; Production Increases at the Pipeline Mining Complex."
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Exhibit 99.1

FOR IMMEDIATE RELEASE:	FOR FURTHER INFORMATION CONTACT:

Stanley Dempsey, Chairman, CEO & President
Karen Gross, Vice President & Corporate Secretary
(303) 573-1660

ROYAL GOLD REPORTS RECORD ROYALTY REVENUES; PRODUCTION INCREASES AT THE PIPELINE MINING COMPLEX

          DENVER, COLORADO. MAY 8, 2003: ROYAL GOLD, INC. (NASDAQ:RGLD; TSE:RGL) today announced its quarterly results for the third quarter (January 1-March 31) of fiscal year 2003. The Company's strong performance during the quarter largely reflects the benefits of the higher gold prices on its GSR1 sliding-scale royalty at the Pipeline Mining Complex, in Nevada, where gold output also increased, in addition to a full quarter of production from two new royalty positions.

           The Company reported record net income of $2,473,159, or $0.12 per basic share, on royalty revenue of $5,587,567 for the three months ending March 31, 2003. Net income for the third quarter of fiscal 2003 compares to net income of $1,587,766, or $0.09 per basic share, on royalty revenue of $3,140,760 for the same period in fiscal 2002. Included in the current period was a non-cash charge for a deferred tax expense of $1,051,822 or $0.05 per basic share.

           Net income for the nine-month period ending March 31, 2003 was $5,131,008, or $0.26 per basic share, on royalty revenue of $12,083,123, compared to net income of $3,345,867, or $0.19 per share, on royalty revenue of $8,861,773 for the nine-month period ended March 31, 2002.

* * * MORE * * *

           Free cash flow for the third quarter was approximately $4.3 million, or 77% of revenues. For the nine-month period, free cash flow was approximately $9.0 million, or 74% of revenues. Free cash flow is a non-GAAP financial measure, which the Company defines as operating income plus depreciation, depletion and amortization, and any impairment of mining assets. For a reconciliation of free cash flow to the most directly comparable GAAP financial measure, see Schedule A-Reconciliation.

           At March 31, 2003, the Company had a working capital surplus of approximately $32 million. Current assets were $34,231,998, compared to current liabilities of $2,040,714, for a current ratio of 17 to 1.

"We have robust cash flow, strong working capital, and are in a position to take advantage of growth opportunities," said Stanley Dempsey, Chairman, CEO and President.

ROYALTY PORTFOLIO REVIEW

Pipeline Mining Complex, Lander County, Nevada

           The Company owns two sliding-scale gross smelter returns royalties ("GSR1" and "GSR2"), a fixed gross royalty ("GSR3"), and a net value royalty ("NVR1") on the Pipeline Mining Complex. The GSR1 royalty covers the current mine footprint, and the GSR2 ("Super") royalty covers any reserves that are developed on the claim block lying outside the current mine footprint. The GSR2 royalty pays out at a rate that is 80% higher than that of GSR1, at all gold prices. The GSR3 royalty is a 0.71% fixed rate for the life of the mine. The 0.37% NVR1 royalty covers production from the GAS Claims, an area of interest of approximately 4,000 acres including the South Pipeline deposit and Crossroads area, but not including the Pipeline pit. The NVR1 is calculated by deducting processing-related costs, but is not burdened by mining costs.

           The Pipeline Mining Complex is owned by the Cortez Joint Venture ("Cortez"), a joint venture between Placer Cortez Inc. (60%), a subsidiary of Placer Dome Inc., and Kennecott Explorations (Australia) Ltd. (40%), a subsidiary of Rio Tinto.

           For the third quarter of fiscal 2003, the Pipeline Mining Complex produced 326,043 ounces of gold, providing $4,933,825 of royalty revenue to Royal Gold. This compares to 278,008 ounces of gold produced, providing $3,009,996 of royalty revenue to Royal Gold, for the same quarter in fiscal 2002. For the third quarter of fiscal 2003, the average gold price was $352 per ounce and Royal Gold's GSR1 royalty rate was 3.40%, compared to an average gold price of $290 per ounce and a GSR1 royalty rate of 2.25% for the prior year period. Current production from the Pipeline Mining Complex is subject to GSR1, GSR3, and NVR1.

           Production from the Pipeline Mining Complex is now expected to be about 1.1 million ounces of gold for the Company's fiscal 2003, because of higher production levels achieved at the Pipeline Mining Complex for the quarter ended March 31, 2003.

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Leeville Project, Eureka County, Nevada

           Royal Gold owns a 1.8% NSR covering a portion of the Leeville project ("Leeville"). Leeville is an underground mine, currently under development by Newmont Mining Corporation. Newmont has announced its intention to initiate production at Leeville in the 2005-2006 time frame. Current production on the Leeville royalty land is derived from underground operations on a portion of the Carlin East deposit. During this fiscal quarter, the Carlin East deposit produced 28,882 ounces of gold, which were attributable to Royal Gold's royalty interest, providing $183,520 in royalty revenue.

SJ Claims (Goldstrike Mine), Eureka County, Nevada

          Royal Gold owns a 0.9% NSR royalty covering a portion of the Betze-Post open pit at the Goldstrike mine, known as the SJ Claims. The Goldstrike mine is operated by Barrick Gold Corporation ("Barrick"). During this fiscal quarter, the SJ Claims produced 89,528 ounces of gold, which were attributable to Royal Gold's royalty interest, providing $284,361 in royalty revenue.

Bald Mountain, White Pine County, Nevada

           Royal Gold owns a 1.75% net smelter returns royalty ("NSR") that burdens a portion of the Bald Mountain Mine, operated by Placer Dome U.S. Inc. During this fiscal quarter, the Bald Mountain mine produced 24,289 ounces of gold, which were attributable to Royal Gold's royalty interest, providing $149,252 of royalty revenue. This compares to 23,674 ounces of gold, which were attributable to Royal Gold's royalty interest, providing $130,764 of royalty revenue for the same period in fiscal 2002.

Martha Mine, Santa Cruz Province, Argentina
The Company owns a 2% NSR on the Martha silver mine operated by Coeur d'Alene Mines Corporation. The Company received $33,000 in royalty revenue during the quarter.

Corporate Profile

           Royal Gold is a dividend paying, precious metals royalty company engaging in the acquisition and management of precious metals royalty interests. Royal Gold is publicly traded on the Nasdaq Market System, under the symbol "RGLD" and on the Toronto Stock Exchange, under the symbol "RGL." The Company's web page is located at www.royalgold.com.

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NOTE: Management's conference call reviewing its third quarter of fiscal 2003 will be held today at noon Eastern (10:00 a.m. Mountain; 9:00 a.m. Pacific) time and is available by calling 800-603-2779 or 706-634-7230. The call will be simultaneously carried on the Company's web site at www.royalgold.com under the "Presentations" section. A replay of the conference call will be available on the web site approximately two hours after the call ends. Audio replays will be available about two hours after the call and until May 16 by dialing 800-642-1687 or 706-645-9291, access number 260380.

__________________________

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein. Such forward-looking statements include statements regarding production levels and timing at the Pipeline Mining Complex. Factors that could cause actual results to differ materially from projections include, among others, precious metals prices, decisions and activities of the operators of our royalty properties, unanticipated grade, geological, metallurgical, processing or other problems the operators of the mining properties may encounter, economic and market conditions, and future financial needs or opportunities, as well as other factors described elsewhere in this press release and in our Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Most of these factors are beyond the Company's ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made here. Readers are cautioned not to put undue reliance on forward-looking statements.

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ROYAL GOLD, INC. CONSOLIDATED BALANCE SHEETS (Unaudited)

ASSETS	March 31, 2003	June 30, 2002
Current assets
Cash and equivalents	$29,104,679	$11,104,140
Royalty receivables	4,969,724	3,022,214
Prepaid expenses and other	157,595	165,238
Total current assets	34,231,998	14,291,592
Property and equipment, at cost, net	36,167,428	7,518,205
Available for sale securities	437,474	583,771
Deferred tax asset	4,879,928	6,849,687
Other assets	138,034	346,825
Total assets	$75,854,862	$29,590,080
	==========	==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$1,712,558	$698,136
Dividend payable	-	1,354,022
Accrued compensation	100,000	150,000
Other	228,156	99,667
Total current liabilities	2,040,714	2,301,825
Other liabilities	114,646	120,525
Commitments and contingencies (note 6)
Stockholders' equity
Common stock, $.01 par value, authorized 40,000,000 shares; and issued 20,770,865 and 18,279,840 shares, respectively	207,709	182,798
Additional paid-in capital	99,928,892	57,389,220
Accumulated other comprehensive income	44,854	184,981
Accumulated deficit	(25,385,081)	(29,492,397)
	74,796,374	28,264,602
Less treasury stock, at cost (229,224 shares)	(1,096,872)	(1,096,872)
Total stockholders' equity	73,699,502	27,167,730
Total liabilities and stockholders' equity	$75,854,862	$29,590,080
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ROYAL GOLD, INC. CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

For The Three Months Ended
	March 31, 2003	March 31, 2002
Royalty revenues	$5,587,567	$3,140,760

Costs and expenses
Costs of operations	481,983	262,566
General and administrative	476,404	498,548
Exploration and business development	326,373	189,992
Depreciation and depletion	776,036	569,043
Total costs and expenses	2,060,796	1,520,149

Operating income	3,526,771	1,620,611

Interest and other income	98,750	30,622
Interest and other expense	28,601	31,064

Income before income taxes	3,596,920	1,620,169

Current tax expense	71,939	32,403
Deferred tax expense	1,051,822	-

Net earnings	$2,473,159	$1,587,766
	==========	==========
Adjustments to comprehensive income
Unrealized change in market value of available for sale securities	(117,307)	114,298
Comprehensive income	$2,355,852	$1,702,064
	==========	==========
Basic earnings per share	$0.12	$0.09
	==========	==========
Basic weighted average shares outstanding	20,537,681	17,922,617

Diluted earnings per share	$0.12	$0.09
	==========	==========
Diluted weighted average shares outstanding	21,091,023	18,172,621
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ROYAL GOLD, INC. CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME CONTINUED (Unaudited)

For The Nine Months Ended
	March 31, 2003	March 31, 2002
Royalty revenues	$12,083,123	$8,861,773

Costs and expenses
Costs of operations	1,064,096	724,013
General and administrative	1,470,231	1,383,265
Exploration and business development	570,140	485,023
Depreciation and depletion	1,924,983	1,690,804
Total costs and expenses	5,029,450	4,283,105

Operating income	7,053,673	4,578,668

Interest and other income	290,426	100,769
Loss on marketable securities	-	(1,171,679)
Interest and other expense	98,418	93,608
Income before income taxes	7,245,681	3,414,150

Current tax expense	144,914	68,283
Deferred tax expense	1,969,759	-

Net earnings	$5,131,008	$3,345,867
	==========	==========
Adjustments to comprehensive income
Unrealized change in market value of available for sale securities	(140,127)	114,298
Realized change in market value of available for sale securities	-	553,472
Comprehensive income	$4,990,881	$4,013,637
	==========	==========
Basic earnings per share	$0.26	$0.19
	==========	==========
Basic weighted average shares outstanding	19,532,262	17,901,294

Diluted earnings per share	$0.26	$0.19
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Diluted weighted average shares outstanding	20,048,206	18,057,655
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SCHEDULE A - RECONCILIATION

Non-GAAP Financial Measures

The Company computes and discloses free cash flow, and free cash flow as a percentage of revenues, as non-GAAP financial measures. Free cash flow is defined by the Company as operating income plus depreciation, depletion and amortization, and any impairments of mining assets. Management believes that free cash flow, and free cash flow as a percentage of revenues, are useful measures of performance of our royalty portfolio. Free cash flow identifies the profits earned in a given period that will be available to fund the Company's future operations, growth opportunities, and shareholder dividends. Free cash flow, as defined, is most directly comparable to operating income in the Statements of Operations. Below is a reconciliation to operating income:

For The Three Months Ended	For the Nine Months Ended
	March 31, 2003	March 31, 2002	March 31, 2003	March 31, 2002
Operating income	$3,526,771	$1,620,611	$7,053,673	$4,578,668
Depreciation and depletion	776,036	569,043	1,924,983	1,690,804

Free cash flow	$4,302,807	$2,189,654	$8,978,656	$6,269,472
	==========	==========	==========	==========
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ROYAL GOLD, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
For The Nine Months Ended
March 31, 2003	March 31, 2002
Cash flows from operating activities
Net income	$5,131,008	$3,345,867
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and depletion	1,924,983	1,690,804
Loss on marketable securities	-	1,171,679
Deferred tax expense	1,969,759	-
Other	215,147	96,408
(Increase) decrease in:
Royalty receivables	(1,748,897)	(1,654,337)
Other current assets	7,643	70,444
Increase (decrease) in:
Accounts payable and accrued liabilities	611,525	265,918
Other liabilities	(5,879)	(4,931)
Total adjustments	2,974,281	1,635,985
Net cash provided by operating activities	8,105,289	4,981,852
Cash flows from investing activities
Acquisition, net of cash acquired of $853,480	(1,597,159)	-
Capital expenditures for property and equipment	(7,004)	(24,606)
Proceeds from marketable securities	-	19
Net cash used in investing activities	(1,604,163)	(24,587)
Cash flows from financing activities:
Dividends	(2,377,714)	(894,490)
Payment of notes payable	(647,649)	-
Proceeds from issuance of common stock	14,524,776	7
Net cash provided by (used in) financing activities	11,499,413	(894,483)
Net increase in cash and equivalents	18,000,539	4,062,782
Cash and equivalents at beginning of period	11,104,140	4,578,278
Cash and equivalents at end of period	$29,104,679	$8,641,060
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